                                                                   Exhibit 10.16

                                                            As amended effective
                                                                 August 22, 2000

                              BIO-VASCULAR, INC.
                         EMPLOYEE STOCK PURCHASE PLAN

     Section 1. Purpose. The purpose of this Employee Stock Purchase Plan (the "Plan") is to advance the interests of Bio-Vascular, Inc. ("the Company") and its shareholders by providing Employees of the Company and its Designated Subsidiaries (as defined in Section 2(e) below) with an opportunity to acquire an ownership interest in the Company through the purchase of Common Stock of the Company on favorable terms through payroll deductions. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

     Section 2.  Definitions.
                 -----------

     (a) "Board" means the Board of Directors of the Company.

     (b) "Common Stock" means the common stock, par value $.01 per share, of the Company, or the number and kind of shares of stock or other securities into which such common stock may be changed in accordance with Section 13 of the Plan.

     (c) "Committee" means the entity administering the Plan, as provided in
     Section 3 below.

     (d) "Compensation" means regular straight-time earnings and commissions that are included in regular compensation, excluding all other amounts such as amounts attributable to overtime, shift premium, incentive compensation and bonuses (except to the extent that the inclusion of any such item is specifically directed by the Committee), determined in a manner consistent with the requirements of Section 423 of the Code, as provided in Section 1 above.

     (e) "Designated Subsidiary" means a Subsidiary that has been designated by the Board from time to time, in its sole discretion, as eligible to participate in the Plan.

     (f) "Employee" means any person, including an officer, who is employed by the Company or one of its Designated Subsidiaries, exclusive of any such person whose customary employment with the Company or a Designated Subsidiary is for 20 hours or less per week.

     (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (h) "Fair Market Value" means, with respect to the Common Stock, as of any date:

         (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the Nasdaq National Market, the average of the reported high and low sale prices of the Common Stock on such exchange or by the Nasdaq National Market as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or
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          (ii)  if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the Nasdaq National Market, and bid and asked prices therefor in the over-the-counter market are reported by the Nasdaq SmallCap Market or the National Quotation Bureau, Inc. (or any comparable reporting service), the average of the closing bid and asked prices as of such date, as so reported by the Nasdaq SmallCap Market, or, if not so reported thereon, as reported by the National Quotation Bureau, Inc. (or such comparable reporting service); or

          (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the Nasdaq National Market, and such bid and asked prices are not so reported, such price as the Committee determines in its sole discretion, but in a manner acceptable under Section 423 of the Code.

     (i) "Insider" means any Participant who is subject to Section 16 of the Exchange Act.

     (j) "Offering" means any of the offerings to Participants of options to purchase Common Stock under the Plan, each continuing for six months, as described in Section 5 below.

     (k) "Offering Date" means the first day of the period of an Offering under the Plan, as described in Section 5 below.

     (l)  "Option Price" is defined in Section 8 below.

     (m) "Participant" means an eligible Employee who elects to participate in the Plan pursuant to Section 6 below.

     (n)  "Securities Act" means the Securities Act of 1933, as amended.

     (o) "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

     (p) "Termination Date" means the last day of the period of an Offering under the Plan, as described in Section 5 below.

     Section 3. Administration. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, the Plan will be administered by a committee (the "Committee") consisting solely of not less than two members of the Board who are "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act. Members of such a committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board, and may resign at any time upon written notice to the Board. A majority of the members of such a committee shall constitute a quorum. Such a committee shall act by majority approval of the members and shall keep minutes of its meetings. Action of such a committee may be taken without a meeting if unanimous written consent is given. Copies of minutes of such a committee's meetings and of its actions by written consent shall be kept with the corporate records of the Company. As used in this Plan, the term "Committee" will refer to such committee. In accordance with and subject to the provisions of the Plan, the Committee shall have authority to make, administer and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision or action in connection with construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any and all persons claiming under or through any Participant. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

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

     Section 4.  Eligibility.
                 -----------

     (a) With respect to an Offering, any Employee employed by the Company or a Designated Subsidiary on the Offering Date shall be eligible to participate in the Plan, subject to the limitations imposed by Section 423(b) of the Code.

     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if:

          (i) immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to
          Section 424(d) of the Code) would own shares of Common Stock and/or hold outstanding options to purchase shares of Common Stock possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary; or

          (ii) the amount of payroll deductions that the Employee has elected to have withheld under such option (pursuant to Section 7 below) would permit the Employee to purchase shares of Common Stock under all "employee stock purchase plans" (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate that exceeds $25,000 of the Fair Market Value of such shares of Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     Section 5. Offerings. Options to purchase shares of Common Stock shall be offered to Participants under the Plan through a continuous series of Offerings, each continuing for six months, and each of which shall commence on May 1 and November 1 of each year, as the case may be (the "Offering Date"), and shall terminate on October 31 and April 30 of such year, as the case may be (the "Termination Date"). The first Offering under the Plan shall have an Offering Date of May 1, 1996 and a Termination Date of October 31, 1996. Offerings under the Plan shall continue until either (a) the Committee decides, in its sole discretion, that no further Offerings shall be made because the Common Stock remaining available under the Plan is insufficient to make an Offering to all eligible Employees, or (b) the Plan is terminated in accordance with Section 17 below.

     Section 6.  Participation.
                 -------------

     (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company (the "Participation Form") and filing the Participation Form with the Company's Human Resources Department not less than 15 days before the Offering Date of the first Offering in which the Participant wishes to participate.

     (b) Except as provided in Section 7(a) below, payroll deductions for a Participant shall begin with the first payroll following the applicable Offering Date, and shall continue until the termination date of the Plan, subject to earlier termination by the Participant as provided in Section 11 below or increases or decreases by the Participant in the amount of payroll deductions as provided in Section 7(c) below.

     Section 7.  Payroll Deductions.

     (a) By completing and filing a Participation Form, a Participant shall elect to have payroll deductions made from his total Compensation (in whole percentages from 1% to a maximum of

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

     10% of his total Compensation) on each payday during the time he is a Participant in the Plan in such amount as he shall designate on the Participation Form; provided, however, that no Participant's payroll deductions shall be less than $10.00 per pay period.

     (b) All payroll deductions authorized by a Participant shall be credited to an account established under the Plan for the Participant. The monies represented by such account shall be held as part of the Company's general assets, usable for any corporate purpose, and the Company shall not be obligated to segregate such monies. A Participant may not make any separate cash payment or contribution to such account.

     (c) No increases or decreases of the amount of payroll deductions for a Participant may be made during an Offering. A Participant may increase or decrease the amount of his payroll deductions under the Plan for subsequent Offerings by completing an amended Participation Form and filing it with the Company's Human Resources Department not less than 15 days prior to the Offering date as of which such increase or decrease is to be effective.

     (d) A Participant may discontinue his participation in the Plan at any time as provided in Section 11 below.

     Section 8. Grant of Option. On each Offering Date, each eligible Employee who is then a Participant shall be granted (by operation of the Plan) an option to purchase (at the Option Price) as many full shares of Common Stock as he will be able to purchase with (a) the payroll deductions credited to his account during his participation in the Offering beginning on such Offering Date and (b) the balance (if any) carried forward from the Employee's payroll deduction account from the preceding Offering. Notwithstanding the foregoing, in no event may the number of shares purchased by any Employee during an Offering exceed 500 shares of Common Stock. The option price per share of such shares (the "Option Price") shall be the lower of (a) 85% of the Fair Market Value of one share of Common Stock on the Offering Date, or (b) 85% of the Fair Market Value of one share of Common Stock on the Termination Date.

     Section 9.  Exercise of Option.
                 ------------------

     (a) Unless a Participant gives written notice to the Company as provided in Section 9(d) below or withdraws from the Plan pursuant to Section 11 below, the Participant's option for the purchase of shares of Common Stock granted for an Offering will be exercised automatically at the Termination Date of such Offering for the purchase of the number of full shares of Common Stock that the accumulated payroll deductions in his account on such Termination Date will purchase at the applicable Option Price.

     (b) A Participant may only purchase one or more full shares in connection with the automatic exercise of an option granted for any Offering. That portion of any balance remaining in a Participant's payroll deduction account at the close of business on the Termination Date of any Offering that is less than the purchase price of one full share will be carried forward into the Participant's payroll deduction account for the following Offering. In no event will the balance carried forward be equal to or greater than the purchase price of one share on the Termination Date of an Offering. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that in lieu of carrying such cash balances forward, such balances will be deemed to have purchased such number of fractional shares of Common Stock as would then be purchasable at the applicable Option Price, with such fractional shares calculated to the fourth (4th) decimal place.

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

     (c) No Participant (or any person claiming through such Participant) shall have any interest in any Common Stock subject to an option under the Plan until such option has been exercised, at which point such interest shall be limited to the interest of a purchaser of the Common Stock purchased upon such exercise pending the delivery or credit of such Common Stock in accordance with Section 10 below. During his lifetime, a Participant's option to purchase shares of Common Stock under the Plan is exercisable only by him.

     (d) By written notice to the Company prior to the Termination Date of any Offering, a Participant may elect, effective on such Termination Date, to:

          (i) withdraw all of the accumulated payroll deductions in his account as of the Termination Date (which withdrawal may, but need not, also constitute a notice of termination and withdrawal pursuant to Section 11(a)); or

          (ii) exercise his option for a specified number of full shares not less than five that is less than the number of full shares of Common Stock that the accumulated payroll deductions in his account will purchase on the Termination Date of the Offering at the applicable Option Price, and withdraw the balance in his payroll deduction account.

     Section 10.  Delivery.
                  --------

     (a) Except as provided in paragraph (b) below, as promptly as practicable after the Termination Date of each Offering, the Company will deliver to each Participant, as appropriate, either:

          (i) (A) certificate representing the shares of Common Stock purchased upon exercise of his option granted for such Offering, registered in the name of the Participant or, if the Participant so directs on his Participation Form, in the names of the Participant and his spouse, and (B) in the event the Participant makes an election pursuant to
          Section 9(d)(ii), a check in the amount of the balance of any payroll deductions credited to his account that were not used for the purchase of Common Stock; or

          (ii) if the Participant makes an election pursuant to Section 9(d)(i) for the Offering, a cash payment equal to the total of the payroll deductions credited to his account.

     (b) Notwithstanding paragraph (a) above, in lieu of delivering certificates to each of the Participants with respect to shares of Common Stock purchased in connection with an Offering, the Company may deliver a certificate to a third party representing an aggregate of all of the shares of Common Stock purchased in connection with the Offering (including an aggregate of all of the fractional shares deemed to have been purchased pursuant to Section 9(b), if applicable) rounded down to the nearest full share, plus cash in an amount equal to the Option Price multiplied by any remaining fractional share deemed to have been purchased pursuant to
     Section 9(b), if applicable, which shares will be held for the benefit of the Participants in accordance with their respective interests, and will deliver a statement of account to each Participant indicating the number of shares of Common Stock purchased by that Participant in connection with that Offering. In the event shares are held for the benefit of Participants, all full shares purchased and fractional shares deemed to have been purchased by a Participant in an Offering and in any subsequent Offerings will accumulate for the benefit of the Participant until the Participant's withdrawal or termination pursuant to in Section 11.

     Section 11.  Withdrawal; Termination of Employment.
                  -------------------------------------

     (a) A Participant may terminate his participation in the Plan and withdraw all, but not less than all, the payroll deductions credited to his account under the Plan at any time prior to the Termination Date of an Offering, for such Offering, by giving written notice to the Company. Such notice shall state that the Participant wishes to terminate his involvement in the Plan, specify a termination date and request the withdrawal of all of the Participant's payroll deductions held under the Plan. All of the Participant's payroll deductions credited to his account will be paid to him as soon as practicable after the termination date specified in the notice of termination and withdrawal (or, if no such date is specified, as soon as practical after receipt of his notice of termination and withdrawal), and his option for such Offering will be automatically canceled, and no further payroll deductions for the purchase of shares of Common Stock will be made for such Offering or for any subsequent Offering, except in accordance with a new Participation Form filed pursuant to
     Section 6 above. In the event that shares are held for the benefit of Participants pursuant to Section 10(b), then on the withdrawal and termination of a Participant's participation in the Plan, the Participant will be entitled to receive, at the Participant's option, (i) cash equal to the Fair Market Value of all full shares of Common Stock and any fractional share deemed purchased pursuant to Section 9(b) then held for the benefit of the Participant; or (ii) a certificate representing the number of full shares of Common Stock held for the benefit of the Participant plus cash in an amount equal to the Fair Market Value of any remaining fractional shares deemed to have been purchased. In any event, Fair Market Value will be determined as of the termination date specified in the notice of termination and withdrawal (or, if no such date is specified, as of the date the notice of termination and withdrawal is received), and such certificate will be delivered and such amounts paid as soon thereafter as practicable.

     (b) Upon termination of a Participant's employment for any reason, including retirement or death, the payroll deductions accumulated in his account will be returned to him as soon as practicable after such termination or, in the case of his death, to the person or persons entitled thereto under Section 14 below, and his option will be automatically canceled. In the event that shares are held for the benefit of Participants pursuant to Section 10(b), then upon the termination of a Participant's employment for any reason, including retirement or death, the Participant, or, in the case of death, his Designated Beneficiary (if allowed by the Committee) or the executor or administrator of the Participant's estate will be entitled to receive, at their option, (i) cash equal to the Fair Market Value of all full shares of Common Stock and any fractional share deemed purchased pursuant to Section 9(b) then held for the benefit of the Participant; or (ii) a certificate representing the number of full shares of Common Stock held for the benefit of the Participant plus cash in an amount equal to the Fair Market Value of any remaining fractional share deemed to have been purchased. In any event, Fair Market Value will be determined as of such termination and such certificate will be delivered and such amounts paid as soon thereafter as practicable. For purposes of the Plan, the termination date of employment shall be the Participant's last date of actual employment and shall not include any period during which such Participant receives any severance payments. A transfer of employment between the Company and a Designated Subsidiary or between one Designated Subsidiary and another Designated Subsidiary, or absence or leave approved by the Company, shall not be deemed a termination of employment under this Section 11(b).

     (c) A Participant's termination and withdrawal pursuant to Section 11(a) above will not have any effect upon his eligibility to participate in a subsequent Offering by completing and filing a new Participation Form pursuant to Section 6 above or in any similar plan that may hereafter be adopted by the Company; provided, however, that, unless otherwise permitted by the Committee in its sole discretion, a Participant who is an Insider may not participate in the Plan for at least six months after the effective date of his termination and withdrawal.

     Section 12.  Interest.  No interest shall accrue on a Participant's payroll
                  --------
deductions under the Plan.

     Section 13.  Stock Subject to the Plan.
                  -------------------------

     (a) The maximum number of shares of Common Stock that shall be reserved for sale under the Plan shall be 300,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 13(b) below. The shares to be sold to Participants under the Plan may be, at the election of the Company, either treasury shares or shares authorized but unissued. If the total number of shares of Common Stock that would otherwise be subject to options granted pursuant to Section 8 above on any Termination Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares of Common Stock remaining available for issuance in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Participant affected thereby and shall return any excess funds accumulated in each Participant's account as soon as practicable after the Termination Date of such Offering.

     (b) If any option under the Plan is exercised after any Common Stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of Common Stock or the like, occurring after the shareholders of the Company approve the Plan, the number of shares of Common Stock to which such option shall be applicable and the Option Price for such Common Stock shall be appropriately adjusted by the Company.

     (c) In the event that Participants are deemed to have purchased fractional shares of Common Stock pursuant to Section 9(b), the aggregate of such fractional share interests at any given time will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan; provided, however, that any fractional shares that are paid out to a Participant in cash pursuant to Section 11 will automatically again become available for issuance under the Plan.

     Section 14.  Designation of Beneficiary.
                  --------------------------

     (a) In the discretion of the Committee, a Participant may file written designation of a beneficiary who is to receive shares of Common Stock and/or cash, if any, from the Participant's account under the Plan in the event of such Participant's death at a time when cash or shares of Common Stock are held for his account.

     (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant in the absence of a valid designation of a beneficiary who is living at the time of such Participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant; or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant; or, if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     Section 15.  Transferability.  Neither payroll deductions credited to a
                  ---------------
Participant's account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the

Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 above) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 11(a) above.

     Section 16.  Share Transfer Restrictions.
                  ---------------------------

     (a) Shares of Common Stock shall not be issued under the Plan unless such issuance is either registered under the Securities Act and applicable state securities laws or is exempt from such registrations.

     (b) Shares of Common Stock issued under the Plan may not be sold, assigned, transferred, pledged encumbered, or otherwise disposed of (whether voluntarily or involuntarily) except pursuant to registration under the Securities Act and applicable state securities laws, or pursuant to exemptions from such registrations.

     (c) Notwithstanding any other provision of the Plan or any documents entered into pursuant to the Plan and except as permitted by the Committee in its sole discretion, any shares of Common Stock issued to a Participant who is an Insider may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of for a six-month period after the Termination Date of the Offering with respect to which they were issued.

     (d) Each certificate representing shares of Common Stock issued under the Plan to an Insider shall be stamped with a legend in substantially the following form, unless the Committee, in its sole discretion, determines not to require such a legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF ON OR BEFORE [INSERT APPROPRIATE DATE] WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.

     Section 17.  Amendment or Termination.  The Plan may be amended by the
                  ------------------------
Board from time to time to the extent that the Board deems necessary or appropriate in light of, and consistent with, Section 423 of the Code; provided, however, that no such amendment shall be effective, without approval of the shareholders of the Company, if shareholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act or any successor rule or
Section 423 of the Code. The Board also may terminate the Plan or the granting of options pursuant to the Plan at any time; provided, however, that the Board shall not have the right to modify, cancel, or amend any outstanding option granted pursuant to the Plan before such termination unless each Participant consents in writing to such modification, amendment or cancellation.

     Section 18.  Notices.  All notices or other communications by a Participant
                  -------
to the Company in connection with the Plan shall be deemed to have been duly given when received by the Treasurer of the Company or by any other person designated by the Company for the receipt of such notices or other communications, in the form and at the location specified by the Company.

     Section 19.  Effective Date of Plan.  The Plan shall be effective as of
                  ----------------------
December 18, 1995, the date it was adopted by the Board. The Plan has been adopted by the Board subject to shareholder approval, and prior to shareholder approval shares of Common Stock may be issued under the Plan subject to such approval.

     Section 20.  Miscellaneous.  The headings to Sections in the Plan have been
                  -------------
included for convenience of reference only. The masculine pronoun shall include the feminine and the singular the plural, whenever appropriate. Except as otherwise expressly indicated, all references to Sections in the Plan shall be to Sections of the Plan. The Plan shall be interpreted and construed in accordance with the laws of the State of Minnesota.

                              BIO-VASCULAR, INC.
                         EMPLOYEE STOCK PURCHASE PLAN

PAYROLL DEDUCTION AUTHORIZATION FORM AND SUBSCRIPTION AGREEMENT
---------------------------------------------------------------

______    Original Application
______    Change in Payroll Deduction Amount

1.   ___________________________________ hereby elects to participate in the
     Bio-Vascular, Inc. Employee Stock Purchase Plan (the "Plan") and subscribes to purchase shares of the Company's Common Stock (the "Shares") in accordance with this Agreement and the Plan.

2.. I hereby authorize payroll deductions, beginning ____________, 19__, from each paycheck in the amount of $_______________ (may not exceed 10% of total compensation on each payday) in accordance with the Plan.

3. I understand that said payroll deductions shall be accumulated for the purchase of shares in accordance with the Plan, and that shares will be purchased for me automatically at the end of each six-month offering period under the Plan unless I withdraw my accumulated payroll deductions, withdraw from the Plan, or both, by giving written notice to the Company prior to the end of the offering period, as provided in the Plan.

4. Shares purchased for me under the Plan should be issued or held in an account in the name(s) of:

     _______________________________________________
          (name(s))

     _______________________________________________
          (address)

     _______________________________________________

     _______________________________________________
          (social security number)

5. I understand that if I dispose of any Shares received by me pursuant to the Plan within two years after the first day of the offering period during which I purchased such Shares, I may be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the Shares at the time such Shares were delivered to me over the option price paid for the Shares. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition. However, if I dispose of such shares at any time after the expiration of the two-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the Shares at the time of such disposition over the amount paid for the Shares under the option, or (b) the excess of the fair market value of the Shares over the option price, measured as if the option had been exercised on the first day of the offering period during which I purchased such shares. The remainder of the gain, if any, recognized on such disposition will be taxed at capital gains rates.

6. I have read the current prospectus for the Bio-Vascular, Inc. Employee Stock Purchase Plan.



Date:______________________   _______________________________________
                              Signature of Employee